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EXHIBIT 99.906CERT

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2004 of Stonebridge Funds Trust (the "Company").

I, Richard C. Barrett, the President of the Company, certify that:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic form of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 7, 2004

By:    /s/ RICHARD C. BARRETT
       ------------------------------------
       Richard C. Barrett
       President


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This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended April 30, 2003 of Stonebridge Funds Trust (the "Company").

I, Debra L. Newman, the Vice President and Treasurer of the Company, certify that:

     (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d), as applicable of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic form of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: July 7, 2004

By:    /s/ Debra L. Newman
       ------------------------------------
       Debra L. Newman
       Vice President and Treasurer